Exhibit 10.11.2

AMENDMENT TO AMENDED AND RESTATED

EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment to Amended and Restated Executive Employment Agreement, dated as of November 1, 2006 (herein called this “Amendment”), is entered into between the Argonaut Group, Inc. a Delaware corporation (the “Company”) and Mark E. Watson, III (the “Employee”).

RECITALS:

WHEREAS, Company and Employee have heretofore entered into a certain Amended and Restated Executive Employment Agreement, dated as February 7, 2005 (herein called the “Employment Agreement”); and

WHEREAS, Company and Employee now desire to amend the Employment Agreement in certain respects, as hereinafter provided,

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. The reference to “February 7, 2010” in Section 1 of the Employment Agreement is amended in its entirety to read as “February 7, 2011”.

SECTION 2. The reference to “$50,000” in Section 3(a) of the Employment Agreement is amended in its entirety to read as “$70,875”. The reference to “$600,000” in Section 3(a) of the Employment Agreement is amended in its entirety to read as “$850,500”. The parties acknowledge that as a result of an interim adjustment by the Company’s Board of Directors as provided under the Employment Agreement the Employee’s Base Salary prior to giving effect to this Amendment is $720,000.

SECTION 3. This Amendment shall be deemed to be an amendment to the Employment Agreement, and the Employment Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Employment Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Employment Agreement as amended hereby.

SECTION 4. This Amendment shall be a contract made under and governed by the internal laws of the State of Texas.

SECTION 5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Facsimile signatures shall be deemed originals.

SECTION 6. This Amendment shall be binding upon and inure to the benefit of Company and Employee and their respective successors and assigns.

In witness whereof, the parties hereto have executed this Agreement as of the day and year above written.

Argonaut Group, Inc.:		Employee:

By:	/s/ John R. Power, Jr.	/s/ Mark E. Watson III
	John Power, Chairman Compensation Committee, Board of Directors of Argonaut Group, Inc.	Mark E. Watson III

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